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                                                                   EXHIBIT 10.20


                        DATED THIS 2 DAY OF JANUARY 2001


                          SUPPLY CHAIN SERVICES LIMITED
                                  (AS BORROWER)


                                       AND


                          GI-TECH DEVELOPMENTS LIMITED
                            (AS SUBORDINATED LENDER)



                              ********************

                      SUPPLEMENTAL SUBORDINATION AGREEMENT

                              ********************
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     THIS SUPPLEMENTAL SUBORDINATION AGREEMENT is made as of the 2nd day of
January Two Thousand and One

     BETWEEN

     (1) SUPPLY CHAIN SERVICES LIMITED whose registered office is situate at 31 New Henry House, 10 Ice House Street, Central, Hong Kong ("the Borrower"); and

     (2) GI-TECH DEVELOPMENTS LIMITED whose registered office is situate at P.O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Islands ("the Subordinated Lender")

and is supplemental to the Subordination Agreement by the same parties made on the 31 day of December 2000 ("the Main Agreement") relative to the subordinated indebtedness in the sum of HK$78,738.69.

     WHEREAS the Borrower and the Subordinated Lender are desirous to rectify that all sums of which the Borrower may become indebted to the Subordinated Lender on or after 1st January 2001 shall be excluded from the Main Agreement.

     NOW IT IS HEREBY AGREED as follows:-

     1. Words and phrases defined in the Main Agreement shall bear the same meanings in this Agreement, unless otherwise defined herein.

     2. It is hereby agreed and confirmed by the Borrower and the Subordinated Lender that the definition of "Subordinated Indebtedness" now means the sum of HK$78,738.69 for which the Borrower is indebted to the Subordinated Lender as at 31 December 2000, the date of the Main Agreement. For the avoidance of doubt, all sums for which the Borrower may become indebted to the Subordinated Lender on or after 1 January 2001 shall not, in any event, be bound by the Main Agreement.

     3. Each of the Borrower and the Subordinated Lender hereto confirm that all of the provisions of the Main Agreement shall continue in full force and effect, except as amended by this Agreement.
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     IN WITNESS whereof the parties hereto have duly executed this Supplemental
Subordination Agreement on the day and year first herein above written.



THE BORROWER                                )
                                            )
SEALED with the COMMON SEAL of              )
SUPPLY CHAIN SERVICES LIMITED               )
and SIGNED by                               )
                                            )
in the presence of:- /s/ Tsang Chi Ling     )      /s/ Pauline Chu
                     ------------------     )      ---------------
                                            )
                                            )
                                            )
THE SUBORDINATED LENDER                     )
                                            )
SEALED with the COMMON SEAL of              )
GI-TECH DEVELOPMENTS LIMITED                )
and SIGNED by                               )
                                            )
in the presence of:- /s/ Tsang Chi Ling     )      /s/ Thomas Chu
                     ------------------     )      --------------